                                                                                                                              Exhibit 10.17

PURCHASE AND SALE CONTRACT

AND JOINT ESCROW INSTRUCTIONS

between

Avalon II MASSACHUSETTS Value I, L.P.

SELLER

and

Residences at captain parker, llc

BUYER

Captain Parker Arms Apartments

Lexington, Massachusetts

as of August_27_, 2015

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TABLE OF CONTENTS

DESCRIPTION OF PROPERTY1

Property1

Marks Excluded2

SALE SUBJECT TO LEASES2

PURCHASE PRICE AND PAYMENT2

Purchase Price2

Deposit3

Purchase Price Adjustments3

CONVEYANCE OF TITLE3

Title Policy3

Post Signing Title Objections4

CLOSING4

Escrow Instructions4

Closing Date5

Seller Deliveries5

Buyer Deliveries6

PROPERTY INSPECTION7

Omitted7

Property Inspection7

CONDITIONS TO CLOSING8

Buyer’s Conditions8

DEFAULT8

Seller Default8

Buyer Default9

Attorneys’ Fees.9

DAMAGE OR DESTRUCTION; CONDEMNATION9

Damage or Destruction9

Condemnation10

“AS-IS” SALE10

Disclaimers10

Release11

Negotiated Provision11

REPRESENTATIONS AND WARRANTIES11

Knowledge Standard13

Limitations13

Representations and Warranties of Buyer13

OPERATIONS13

Operational Covenants13

Operating Contracts14

CLOSING ADJUSTMENTS AND COSTS15

Adjustments and Pro-rated Items15

True-Up16

Closing Costs16

Closing Statement17

BROKER17

Indemnity17

Payment of Commission17

MISCELLANEOUS PROVISIONS17

Recording17

Notice17

Captions18

Successors and Assigns18

Governing Law19

Multiple Counterparts19

Entire Agreement19

Post Closing Obligations19

Waiver of Jury Trial19

Additional Offers19

Like-Kind Exchange20

Time of the Essence20

Attorneys’ Fees.20

CONFIDENTIALITY20

DUTIES AND RESPONSIBILITIES OF ESCROW AGENT20

Application of Deposit20

Dispute21

Liability; Miscellaneous21

EXHIBITS

Exhibit ADescription of Real Property

Exhibit BPersonal Property

Exhibit CLeases and Rent Roll

Exhibit DForm of Deed

Exhibit EForm of Bill of Sale

Exhibit FForm of Assignment and Assumption Agreement (re: Leases)

Exhibit GForm of Assignment and Assumption Agreement (re: Contracts)

Exhibit HForm of FIRPTA Affidavit

Exhibit IIntentionally Omitted

Exhibit JLitigation

Exhibit KTitle Commitment

Exhibit LMaintenance Covenant

i

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PURCHASE AND SALE CONTRACT

THIS PURCHASE AND SALE CONTRACT AND JOINT ESCROW INSTRUMENTS (the “Contract”) is made as of August__, 2015, by and between Avalon II Massachusetts Value I, L.P., a Delaware limited partnership (“Seller”), and Residences at Captain Parker, LLC, a Massachusetts limited liability company (“Buyer”).

Seller owns certain land in the Town of Lexington, County of  Middlesex, and the Commonwealth of Massachusetts, and the buildings and improvements thereon, comprising a multifamily residential housing complex consisting of 94 multifamily apartment units, and commonly known as “Captain Parker Arms”.

Seller desires to sell and Buyer desires to purchase the Property (as hereinafter defined) on the terms and subject to the conditions set forth herein.

For the consideration hereinafter named, and for other good and valuable consideration, receipt of which is acknowledged hereby, the parties do hereby agree as follows:

ARTICLE 1. DESCRIPTION OF PROPERTY
1.1 Property

Seller agrees to sell and Buyer agrees to buy upon the terms and conditions hereinafter set forth:

(i) Certain premises located in the Town of Lexington, County of Middlesex and the Commonwealth of Massachusetts, commonly known as “Captain Parker Arms”, as more particularly described in Exhibit A attached hereto and incorporated herein by reference, together with all right, title and interest of Seller in and to (x)  all rights, privileges, transferable easements, development rights, covenants, tenements, hereditaments and appurtenances thereto, including, without limitation, any easements, rights of way or other interests in, on, or under any land, highway, alley, street or right of way abutting or adjoining such premises, and (y) any walls, sidewalks, or land lying in the bed of any street (opened or proposed) adjacent to or abutting or adjoining such premises (collectively, the “Real Property”);

(ii) all buildings and other improvements located thereon (the “Improvements”, and, together with the Real Property, the “Premises”);

(iii) all items of personal property owned by Seller and located on the Premises or used in connection with the ownership or operation of the Premises, described in Exhibit B attached hereto and incorporated herein by reference, including, without implied limitation, whether or not listed on Exhibit B, all furniture, fixtures, equipment, machines, apparatus, appliances, supplies and personal property of every nature and description and all replacements thereof including the Seller’s domain name www.captainparkerarms.com (collectively, the “Personal Property”) but expressly excluding (a) items of personal property owned by Seller and used in connection with the Property as part of Seller’s integrated systems of ownership, management and/or operations of apartment projects, such as, by way of example and without limitation, the computer software for the key track system, all software related to the computer and phone systems, toll free telephone numbers, other software, corporate licenses, and management and financial reporting systems and software, (b) utility deposits, (c) non-refundable resident fees received by Seller, and (d) lump sum payments previously received under any contract or leases (but not including resident leases);

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(iv) all of the Leases (as hereinafter defined), including Leases entered into after the Effective Date as permitted by this Contract, and (to the extent located at the Property only) all tenant files and book and records pertaining to the Premises (but excluding any confidential or proprietary materials); and

(v) to the extent assignable and within Seller’s possession or control only, all intangible property used or useful in connection with the foregoing, including, without limitation, all contract rights, plans, specifications, drawings and prints relating to the construction of the Improvements, guarantees, licenses, permits and warranties and the domain name used in connection with the Premises, but excluding any engineering (such as structural, mechanical, environmental and geotechnical) reports or studies of any kind (collectively, the “Intangible Property”).

All items referred to in clauses (i), (ii), (iii), (iv), and (v) are herein sometimes collectively referred to as the “Property”.

1.2 Marks Excluded

In connection with the ownership, management and operation of the Property and other properties owned and/or managed by Seller, Seller has used and may continue to use the tradenames, trademarks and service marks “Archstone”, “AVA”, “Avalon”, “Avalon on”, Avalon at”, “Avalon by the”, “Avalon on the”, “Avalon at the”, “AvalonBay”, “Avalon Communities”, “a Avalon”, “D’Tails”, “eaves”, “eaves by Avalon”, fleur de lis, “Great Apartments. Great Service. Guaranteed”, “Leaders in Urban Living”, “Live Awesome”, “Live Up”, “Seal of Service”, “Time Well Spent” and “Where We Want, We Live” (collectively, the “Marks”).  Notwithstanding anything herein express or implied to the contrary, Buyer acknowledges that it has no interest in and is not acquiring any right to the Marks and agrees and acknowledges that the Marks are trademarks and service marks owned by Seller and that the Marks are and will continue to be the sole property of Seller.  Included in the intangible property to be conveyed to Buyer pursuant to Section 1.1(v) shall be Seller’s right, if any (and then only to the extent assignable by Seller) to the name “Captain Parker Arms” as it relates solely to the use in connection with the Property and such name shall not be deemed part of the Marks.  Following the Closing, Buyer shall have no rights to use or display any of the Marks for any purpose whatsoever.  Within sixty (60) days after the Closing, Buyer will remove any and all signs, materials, documents, inventory, amenities, supplies or other matter containing the Marks.  Buyer agrees that it shall not challenge or contest in any way (i) Seller’s registration or application for registration of the Marks with the U.S. Patent & Trademark Office, or with any other trademark office; (ii) the validity of the Marks; (iii) Seller’s exclusive worldwide ownership of the Marks; or (iv) Seller’s right to grant to others licenses to use the Marks.  The provisions of this Section 1.2 shall survive the Closing and the delivery of the Deed.

ARTICLE 2. SALE SUBJECT TO LEASES

Subject to the provisions of Article 4 hereof, the Premises will be conveyed subject to certain leases (hereinafter called the “Leases”) described in Exhibit C attached hereto and incorporated herein by reference, or as hereafter added pursuant to the provisions of Article 12 hereof.

ARTICLE 3. PURCHASE PRICE AND PAYMENT
3.1 Purchase Price

The total purchase price (the “Purchase Price”) for the Property is Thirty One Million Six Hundred Thousand and 00/100 Dollars ($31,600,000.00) which, subject to Sections 3.2 and 3.3, shall be payable to Seller through Escrow (as hereinafter defined), at the Closing (as hereinafter defined), in

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lawful currency of the United States of America in immediately available funds by wire transfer to an account designated to Escrow Agent by Seller.  Seller and Buyer expressly acknowledge and agree that no portion of the Purchase Price is allocated to the Personal Property or to the Intangible Property.

3.2 Deposit

Within two (2) business days following the execution of this Contract and the opening of an escrow in connection herewith (the “Escrow”) with Escrow Agent at Commonwealth Land/Chicago Title, 265 Franklin Street, 8th Floor, Boston, MA 02110,  Attention: Philip Tanner (the “Escrow Agent”), as security for Buyer’s performance hereunder, Buyer shall make an initial deposit (the “Deposit”) of One Million and 00/100 Dollars ($1,000,000.00) with Escrow Agent to be held and disbursed by Escrow Agent according to the terms of this Contract.  The account will be opened in the name of Escrow Agent for the benefit of Buyer who warrants and represents to Escrow Agent that Buyer’s Employee Identification Number is 47-4809875.  Upon payment, the Deposit shall be the property of Seller and shall be non-refundable except as expressly provided in this Contract.  The Deposit shall be applied in reduction of the Purchase Price payable at the Closing.

3.3 Purchase Price Adjustments

The payment on account of the Purchase Price required to be deposited by Buyer into Escrow and paid to Seller at the Closing shall be increased or decreased, as the case may be, to account for all items to be apportioned or prorated pursuant to this Contract.

ARTICLE 4. CONVEYANCE OF TITLE
4.1 Title Policy

At Closing, Seller shall convey and transfer to Buyer such fee simple marketable title to the Premises as will enable the Title Company (as hereinafter defined) to issue to Buyer an Owner’s Policy of Title Insurance (ALTA Form 2006) (the “Title Policy”) covering the Premises, in the full amount of the Purchase Price (subject only to the Permitted Exceptions).  Notwithstanding anything contained herein to the contrary, the Premises shall be conveyed subject to the following matters, which shall be deemed to be Permitted Exceptions:

(a) the rights of tenants, as tenants only, under the Leases and any new Leases entered into between the date hereof and Closing in accordance with the terms of this Contract;
(b) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of Closing, subject to adjustment as herein provided;

(c) local, state and federal laws, ordinances or governmental regulations, including but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property; and

(d) those matters which are listed as exceptions or exclusions from coverage under that certain Commitment for Title Insurance issued by First American Title Insurance Company (“Escrow Agent” or “Title Company”), with an effective date of July 10, 2015, a copy of which is attached as Exhibit K hereto; provided, however, that at Closing, Seller will be obligated to discharge the mortgage financing referenced in Item 4 of Schedule B-1 of said title commitment in accordance with customary Massachusetts practice .

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(e)those matters or state of facts which are shown on the ALTA survey of the Property prepared by Precision Land Surveying, Inc. dated as of June 9, 2015, a copy of which has been provided to Buyer.

4.2 Post Signing Title Objections

Buyer may prior to Closing, notify Seller in writing of any objection to title (excluding objections to title which are or are deemed to be Permitted Exceptions) arising after the date hereof (hereinafter “New Title Matters”).  In the event Buyer shall so notify Seller of any objection(s) to any New Title Matter, Seller shall have the right, but not the obligation, to cure such objection(s), other than any defects, objections or exceptions which comprise mortgages or liens voluntarily created by or on behalf of Seller, and, to a maximum of $50,000 in the aggregate, involuntary liens over a liquidated sum which can be satisfied by payment of a liquidated amount, which Seller agrees that it shall be obligated to either pay, discharge or comply with at or before the Closing or make arrangement with the Title Company to insure (at normal rates) without such objection as an exception in Buyer’s Title Policy.  In the event there are any objections for any New Title Matter which Seller is not obligated to either pay, discharge, comply or otherwise cure at or before the Closing, then within three (3) business days after receipt of Buyer’s notice of objection(s), Seller shall notify Buyer in writing whether Seller elects to attempt to cure such objection(s).  Failure of Seller to give such notice shall be deemed an election by Seller not to cure such objection(s).  If Seller elects to attempt to cure any such matter, Seller shall use reasonable efforts to cure such objections.  If Seller elects not to cure any objection(s) specified in Buyer’s notice which Seller is not required hereby to either pay, discharge, comply or otherwise cure, or if Seller is unable to effect a cure prior to the Closing, Buyer shall have the following options to be given by written notice within three (3) business days of Seller’s notice or deemed election:  (i) to accept a conveyance of the Property subject to the Permitted Exceptions, specifically including any New Title Matter objected to by Buyer which Seller is unwilling or unable to cure (which such matter(s) shall thereafter be deemed to be a Permitted Exception), without reduction of the Purchase Price, or (ii) to terminate this Contract by sending written notice thereof to Seller, and upon delivery of such notice of termination, this Contract shall terminate, the Deposit shall returned to Buyer, and thereafter neither party hereto shall have any further rights, obligations or liabilities hereunder except for the Surviving Obligations, as hereinafter defined.

4.3The Buyer is a publicly traded entity and is required to provide the SEC with information regarding the acquisition prior to closing which will disclose the fact of the Purchase and Sale Agreement with Seller, the property address, and purchase price.  Seller agrees to cooperate with Buyer at no cost to Seller in connection with this filing.

ARTICLE 5. CLOSING
5.1 Escrow Instructions

Upon mutual execution of this Contract, Buyer and Seller shall deposit an executed counterpart of this Contract with Escrow Agent and this Contract shall serve as instructions to Escrow Agent for consummation of the purchase and sale contemplated hereby.  Seller and Buyer shall execute such supplemental escrow instructions as may be appropriate to enable Escrow Agent to comply with the terms of this Contract, provided such supplemental escrow instructions are not in conflict with this Contract as it may be amended in writing from time to time.  In the event of any conflict between the provisions of this Contract and any supplementary escrow instructions signed by Buyer and Seller, the terms of this Contract shall control.

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5.2 Closing Date

The closing of the transactions contemplated hereunder (the “Closing”) shall take place through escrow on September 18, 2015 (the “Closing Date”).   Time is of the essence.  In the event the Closing does not occur on or before the Closing Date, Escrow Agent shall, unless it is notified by both parties to the contrary within five (5) days after the Closing Date, and subject to the provisions of Sections 3.2 and 8.2 below, return to the depositor thereof items which were deposited under Section 5.3 or Section 5.4.  Any such return shall not, however, relieve Buyer or Seller of any liability it may have for its or his wrongful failure to consummate the Closing.

5.3 Seller Deliveries

At or before the Closing, Seller shall deliver to Escrow Agent or Buyer (as applicable) the following documents in the forms attached hereto or otherwise reasonably satisfactory in form and substance to Seller and Buyer and their counsel, properly executed and acknowledged as required:

(i) An original deed (the “Deed”) in the form of Exhibit D attached hereto and incorporated herein by reference;
(ii) Four (4) duly executed counterparts of an original Bill of Sale in the form of Exhibit E attached hereto and incorporated herein by reference;

(iii) Four (4) duly executed counterparts of an original of an Assignment and Assumption Agreement relating to the Leases and security deposits, key deposits, last month’s rent and accrued interest thereon to the extent required by the Lease or applicable law but excluding any of such deposits which are non-refundable (collectively, the “Security Deposits”) in the form attached hereto as Exhibit F and incorporated herein by reference (the “Lease Assignment”);

(iv) Originals of all Leases, any renewals thereof and all amendments thereto, and copies of Lease records, service contracts, guarantees, licenses, permits, warranties and all other non-confidential and nonproprietary books, records and files, maintained by Seller or Seller’s property manager relating to the construction, leasing, operation and maintenance of the Property, to the extent in Seller’s possession or control and located at the Premises (excluding Seller’s corporate records);

(v) Four (4) duly executed counterparts of an original of an Assignment and Assumption Agreement in the form attached hereto as Exhibit G and incorporated herein by reference relating to the Intangible Property and Operating Contracts, as hereinafter defined (the “Contract Assignment”);

(vi) To the extent not previously delivered originals or copies of all certificates of occupancy in Seller’s possession or control for all of the Improvements that form a part of the Property and all tenant occupied space included within such buildings;

(vii) Four (4) duly executed counterparts of an original certification of non foreign status in the form attached hereto as Exhibit H and incorporated herein by reference;

(viii) Evidence satisfactory to the Title Company that all necessary approvals and/or consents by the directors of Seller have been delivered and such other evidence satisfactory to the Title Company of Seller’s authority and the authority of the signatory on behalf of Seller to convey the Premises pursuant to this Contract;

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(ix) Originals or a copy of all as built plans and specifications, architectural and engineering drawings, utilities layout plans, topographical plans and the like for the Improvements (if in Seller’s possession or control if not delivered at the Premises);

(x) All Security Deposits, together with accrued interest thereon if payable under the Leases or pursuant to applicable law;

(xi) Affidavits sufficient for the Title Company to delete any exceptions for parties in possession (other than tenants under the Leases, as tenants only) and mechanics’ or materialmen’s liens from the Title Policy;

(xii) A Rent Roll certified as true and correct in all material respects as of five days before the Closing Date which certification shall be subject to the qualifications and limitations set forth in Section 11.3;

(xiii) A signed copy of a closing statement setting forth the Purchase Price, the closing adjustments and prorations and the application thereof at the Closing (the “Closing Statement”);

(xiv) Four (4) duly executed counterparts of a certification by Seller that all representations and warranties made by Seller in this Contract are true and correct in all material respects on the date of Closing;

(xv) A copy of a standard tenant notification letter in a form to be drafted by Buyer and reasonably satisfactory to Seller and as required by law; and

(xvi) Such other documents as are reasonably necessary to consummate the transactions herein contemplated in accordance with the terms of the Contract, provided that in no event shall Seller be required to deliver any item which increases its liabilities or obligations after the Closing.

5.4 Buyer Deliveries

At or before the Closing, Buyer shall deliver, or cause to be delivered, to Escrow Agent or Seller the following payment and documents, in the forms attached hereto or otherwise reasonably satisfactory in form and substance to Seller and Buyer and their counsel, properly executed and acknowledged as required:

(i) The Purchase Price, with a credit in the amount of the Deposit, as adjusted in accordance with Section 3.3 hereof;
(ii) Four (4) duly executed counterparts of an original of the Lease Assignment;
(iii) Four (4) duly executed counterparts of an original of the Contract Assignment;
(iv) A signed copy of the Closing Statement; and

(v) Such other documents as are reasonably necessary to consummate the transactions herein contemplated in accordance with the terms of the Contract, provided that in no event shall Buyer be required to deliver any item which increases his liabilities or obligations after the Closing.

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ARTICLE 6. PROPERTY INSPECTION
6.1 Omitted
6.2 Property Inspection

(a) Seller shall make the Property available at reasonable times (but in no event during weekends, holidays or after Close of Business) to Buyer and his agents, consultants, representatives, lenders, investors, and engineers for such inspections and tests as Buyer deems appropriate, including for Buyer’s engineering inspection(s), hazardous materials inspections, site evaluations, and such other inspections and tests as Buyer deems appropriate.  Buyer shall give Seller at least twenty-four (24) hours’ prior notice of any visit or tests describing who will visit and the nature of such visit and/or tests.  Seller shall be entitled to have a representative present during any visits or tests.  Other than for the purpose of routine review of public records and other customary requests made in connection with Buyer’s inspection of the Property (but in no event shall such requests involve any inspection of the Property by any governmental official), the Buyer Parties (as defined below) may not meet with any governmental authority regarding the Property without Seller’s prior written consent; which consent shall not be unreasonably withheld, conditioned or delayed.  If Seller’s consent is obtained by Buyer, Buyer shall provide to Seller at least two (2) business days prior written notice of the intended contact and shall permit Seller to have a representative present when Buyer has such contact with any governmental official or representative.  No invasive tests (including, without limitation, tests for mold, soils and water samples and soils borings) shall be conducted without Seller’s consent, which consent may be withheld in Seller’s sole discretion, and all investigations shall be subject to the rights of tenants and shall be done in a manner which minimizes disruption to tenants.  Buyer shall not (i) unreasonably disturb the tenants or unreasonably interfere with their use of the Property pursuant to their respective leases; (ii) unreasonably interfere with the operation and maintenance of the Property; (iii) damage any part of the Property or any personal property owned or held by any tenant or any third party; (iv) injure or otherwise cause bodily harm to any person; or (v) permit any liens to attach to the Property by reason of the exercise of his rights hereunder.

(b) To the fullest extent permitted by law, Buyer hereby indemnifies and holds Seller and Seller’s agents and representatives harmless from, all claims, liabilities, liens, damages, losses, costs, expenses, including reasonable attorneys’ fees (collectively, “Claims”) to the extent arising out of (i) any entry onto the Property, or any inspections performed, by Buyer or any of his employees, agents, representatives or contractors (“Buyer Parties”), or (ii) a breach of this Contract by Buyer.  Buyer shall not have any liability to Seller under the foregoing indemnity or otherwise for any Claim that arises out of (i) the mere discovery of a pre-existing condition on the Property by the Buyer Parties that is not exacerbated by the Buyer Parties and (ii) the gross negligence or willful misconduct of Seller or Seller’s agents or representatives.

(c) Buyer waives and releases any Claims against Seller or Seller’s affiliates, subsidiaries, successors, assigns, agents and representatives for property damages or bodily injury to the Buyer Parties arising out of the exercise of the rights under this Contract other than claims which arise from the gross negligence or willful misconduct of Seller or Seller’s affiliates, subsidiaries, successors, assigns, agents or representatives.

(d) Buyer and his contractors shall each provide Seller with evidence of $2,000,000 commercial general liability insurance, naming Seller and AvalonBay Communities, Inc. as additional insureds, prior to entering the Premises, and such other insurance coverage as may reasonably be required by Seller.  Buyer shall (i) promptly repair any damage to the Property and restore any areas disturbed

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resulting directly or indirectly from any inspections substantially to their condition existing immediately prior to the performance of such inspections and (ii) comply with all applicable laws.

(e)It is expressly understood and agreed that, notwithstanding Seller making the Property and certain information related thereto available for Buyer’s inspection and investigation as set forth in this Article 6, Buyer’s obligation to close on his acquisition of the Property is without any contingency whatsoever with respect to  the condition or repair of the Property or the value, expense of operation, or income potential thereof, or as to any other fact or condition which has or might affect the Property or the condition, repair, value, expense of operation or income potential of the Property or any portion thereof.

(f)The provisions of this Section 6.2 shall survive the termination of this Contract.

ARTICLE 7. CONDITIONS TO CLOSING
7.1 Buyer’s Conditions

Without limiting any other conditions to Buyer’s obligations to close set forth in this Contract, the obligations of Buyer under this Contract are subject to the satisfaction at the time of  Closing of each of the following conditions (any of which may be waived in whole or in part by Buyer at or prior to Closing):

(i) All of the representations by Seller set forth in this Contract or any Exhibit attached hereto shall be true and correct in all material respects, provided that change to any representation or warranty based on any modifications to the Rent Roll or any other action of Seller which is permitted by this Contract shall not constitute a condition of Closing; and

(ii) Seller shall have performed, observed, and complied in all material respects with all covenants and agreements required by this Contract to be performed by Seller at or prior to Closing.

If any condition set forth in this Section 7.1 is not met, Buyer may (x) waive any of the foregoing conditions and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price, (y) terminate this Contract and receive a return of the Deposit from Escrow Agent, or (z) if such failure constitutes a default by Seller as specified in Section 8.1, Buyer shall have the remedies set forth in said Section 8.1.

ARTICLE 8. DEFAULT
8.1 Seller Default

If Seller fails to fulfill any of its obligations hereunder or if there is a willful and material breach by Seller of any of its representations and warranties hereunder prior to the Closing, and such failure or breach continues for thirty (30) days after written notice from Buyer to Seller (other than Seller’s obligations to deliver the documents set forth in Section 5.3 as to which no notice or cure period shall apply), Buyer shall have any one of the following rights and remedies:

(i) Buyer shall have the right to terminate this Contract by notice to Seller, in which event the Deposit together with interest thereon shall be paid to Buyer, and all obligations of the parties under this Contract shall terminate except for Buyer’s Surviving Obligations; or

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(ii) Buyer shall have the right to waive the breach or default and proceed to Closing in accordance with the provisions of this Contract without reduction of the Purchase Price; or

(iii) Buyer may seek specific performance for Seller’s failure to execute and deliver the documents necessary to convey the Property to Buyer.  If the remedy of specific performance is not available, Buyer shall be entitled to its third party costs and expenses incurred in connection with this Agreement up to the maximum amount of $500,000.00.

8.2 Buyer Default

IF THE SALE OF THE PROPERTY IS NOT CONSUMMATED BECAUSE OF A DEFAULT UNDER THIS CONTRACT ON THE PART OF THE BUYER, BUYER AND SELLER AGREE THAT IT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICAL TO DETERMINE THE AMOUNT AND EXTENT OF DETRIMENT TO SELLER.  BUYER AND SELLER THEREFORE AGREE THAT BUYER’S DEPOSIT PLUS ACCRUED INTEREST THEREON IS A REASONABLE ESTIMATE OF SELLER’S DAMAGES AND THAT SELLER SHALL BE ENTITLED TO SAID SUM AS LIQUIDATED DAMAGES, WHICH SHALL BE SELLER’S SOLE AND EXCLUSIVE REMEDY, EITHER AT LAW OR IN EQUITY, AS A RESULT OF SUCH DEFAULT.  IN SUCH EVENT, THE SELLER SHALL RETAIN THE DEPOSIT.  TO SIGNIFY THEIR AWARENESS AND AGREEMENT TO BE BOUND BY THE TERMS AND PROVISIONS OF THIS SECTION, BUYER AND SELLER HAVE SEPARATELY INITIALED THIS SECTION.  NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 8.2 SHALL LIMIT ANY RECOVERY BY SELLER UNDER ANY INDEMNITIES MADE BY BUYER HEREIN OR SELLER’S RIGHTS TO ANY ATTORNEYS’ FEES OR COSTS RECOVERABLE BY SELLER HEREUNDER.

SELLER’S INITIALS:  _____BUYER’S INITIALS:  ______

8.3 Attorneys’ Fees.

Nothing in this Article 8 shall limit any recovery by either party of its or his attorneys’ fees if it prevails in any litigation or claim brought against the other party relating to performance under this Contract in accordance with Section 15.13 below.

ARTICLE 9. DAMAGE OR DESTRUCTION; CONDEMNATION
9.1 Damage or Destruction

(a) In the event of partial damage or destruction of the Property of a type which can, under the circumstances, be expected in the reasonable judgment of Seller and Buyer to be restored or repaired at a cost of $1,000,000 or less, then, this Contract shall be consummated on the Closing Date at the Purchase Price, and unless such damage has been repaired by Seller prior to Closing to substantially the same condition that existed immediately prior to such damage or destruction, Seller shall assign to Buyer the physical damage proceeds and claims of any insurance policies to which Seller is entitled to receive, less any amounts expended by Seller for partial restoration and with a credit to Buyer for the amount of any deductible or self-insured retention.

(b) In the event that the Property shall have been damaged by fire or casualty, the cost of repair or restoration of which would, in the reasonable judgment of Seller and Buyer, exceed the sum of $1,000,000, then unless, prior to the Closing, Seller has previously repaired or restored the Property to its former condition that existed immediately prior to such fire or casualty (which Seller may

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elect to do in its sole discretion), at Buyer’s election, Seller shall either (a) pay over or assign to Buyer, on delivery of the Deed all physical damage proceeds and claims of any insurance policies to which Seller is entitled to receive, less any amounts reasonably expended by Seller for partial restoration, with a credit to Buyer for the sum of (x) the amount of any deductible or self-insured retention plus (y) the amount of the cost to repair or restore the physical damage in an amount agreed to by Buyer and Seller, less any amounts expended by Seller for partial restoration and in no event exceeding $1,000,000 in the aggregate, or (b) direct Escrow Agent to return the Deposit to Buyer in which case, except for the Surviving Obligations, all other obligations of the parties hereto shall cease and this Contract shall terminate and be without further recourse or remedy to the parties hereto.

(c) In the event of damage or destruction to the Property caused by an uninsured casualty, and if Seller, at its sole election, does not credit Buyer with the amount necessary to fully restore the Property, Buyer, by written notice to Seller, may terminate this Contract.  In such event, the Deposit shall be returned to Buyer and except for the Surviving Obligations, all other obligations of the parties hereto shall cease and this Contract shall terminate and be without further recourse or remedy to the parties hereto.

9.2 Condemnation

If, prior to the Closing, any portion of the Property is taken under power of eminent domain, Buyer may elect to terminate this Contract by giving written notice of his election to Seller within fourteen (14) days after receiving notice of such destruction or taking.  In such event the Deposit shall be returned to Buyer and except for the Surviving Obligations, all other obligations of the parties hereto shall cease and this Contract shall terminate and be without further recourse or remedy to the parties hereto.  If Buyer does not give such written notice within such fourteen (14) day period, this Contract shall be consummated on the Closing Date at the Purchase Price, and Seller will assign to Buyer Seller’s portion of any condemnation award, in both cases, up to the amount of the Purchase Price.

ARTICLE 10. “AS-IS” SALE
10.1 Disclaimers

Except as set forth in this Contract, the Property is being acquired by Buyer in an “AS IS” “WHERE IS” condition and “WITH ALL FAULTS” existing as of the Closing Date.  Buyer acknowledges that it will be acquiring the Property on the basis of his own investigations.  Except as expressly set forth in this Contract, no representations or warranties have been made or are made and no responsibility has been or is assumed by Seller or by any officer, person, firm, agent or representative acting or purporting to act on behalf of the Seller as to condition or repair of the Property or the value, expense of operation, or income potential thereof, the reliability of any information furnished to Buyer or as to any other fact or condition which has or might affect the Property or the condition, repair, value, expense of operation or income potential of the Property or any portion thereof.  The parties agree that all understandings and agreements heretofore made between them or their respective agents or representatives are merged in this Contract and the Exhibits hereto annexed, which alone fully and completely express their agreement, and that this Contract has been entered into after full investigation, or with the parties satisfied with the opportunity afforded for investigation, neither party relying upon any statement or representation by the other unless such statement or representation is specifically embodied in this Contract or the Exhibits annexed hereto.  Buyer acknowledges that Seller has required Buyer to inspect fully the Property and investigate all matters relevant thereto, and to rely solely upon the results of Buyer’s own inspections or other information obtained or otherwise available to Buyer, provided that the foregoing shall not diminish Buyer’s rights with respect to any representations or warranties expressly made by Seller in this Contract.

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10.2 Release

Except with respect to a breach of any representation or warranty expressly made by Seller in this Contract, Buyer hereby expressly releases the Seller Group (hereinafter defined) from any and all claims, losses, proceedings, damages, causes of action, liability, costs or expenses (including attorneys’ fees) arising from, in connection with or caused by (a) Buyer’s reliance upon any of the Property Information or statements, representations or assertions contained therein, (b) inaccuracy, incompleteness or unreliability of any of the Property Information.  Except with respect to a breach by Seller of any representation or warranty expressly contained herein, Buyer hereby waives, releases and forever discharges Seller, any shareholder, officer, director, employee, agent or person acting on behalf of Seller and any affiliate of Seller (the “Seller Group”) of and from any and all claims, actions, causes of action, demands, rights, damages, liabilities and costs whatsoever, direct or indirect, known or unknown, which Buyer now has or which may arise in the future, against any of the Seller Group related in any way to the Property.  Except with respect to a breach of any representation or warranty expressly made by Seller in this Contract, Buyer hereby agrees not to assert any claim for contribution, cost, recovery or otherwise against the Seller Group relating directly or indirectly to the physical condition of the Property including, without limitation, the existence of oil, lead paint, lead, radon, asbestos, mold, or hazardous materials or substances on, or the environmental condition of, the Property, whether known or unknown.

10.3 Negotiated Provision

Buyer realizes, agrees and acknowledges that factual matters now unknown to Buyer may have given or hereafter give rise to claims which are presently unknown, unanticipated and unsuspected, and the release provided in this Article 10 has been negotiated and agreed upon in light of that realization. Notwithstanding the foregoing, nothing in this Agreement shall be deemed to be a release of any liability Seller may have to third parties arising prior to the Closing Date.  This Article 10 shall survive the Closing and delivery of the Deed.

TO SIGNIFY THEIR AWARENESS AND AGREEMENT TO BE BOUND BY THE TERMS AND PROVISIONS OF THIS ARTICLE 10, BUYER AND SELLER HAVE SEPARATELY INITIALED BELOW.

SELLER INITIALS:  _____BUYER’S INITIALS:  ______

ARTICLE 11. REPRESENTATIONS AND WARRANTIES

11.1Representations and Warranties of Seller

In order to induce Buyer to enter into this Contract and to consummate the purchase of the Property, Seller hereby represents and warrants to Buyer as of the date of this Contract and as of the Closing Date (updated to reflect the then state of facts) as follows:

(a) Seller is a limited partnership duly and validly organized and existing and governed by the laws of Delaware and qualified to do business in the State.  This Contract and all documents that are to be executed by Seller and delivered to Buyer at the Closing are, or at the time of Closing will be, duly authorized, executed and delivered by Seller, and all consents required under Seller’s organizational documents or by law have been or will have been obtained.

(b) To Seller’s actual knowledge Exhibit C hereto (the “Rent Roll”) is, in all material respects, a true, complete and correct listing of all Leases in effect as of a date not earlier than thirty (30) days preceding the date of this Contract at the Property.

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(c) Seller has made available to Buyer true and complete copies of the Leases, and all extensions, renewals and amendments thereto.

(d) To Seller’s actual knowledge, except as set forth in the Rent Roll, the rents set forth in the Leases are being collected on a current basis and no tenant has paid rent more than one (1) month in advance.

(e) Except for those contracts set forth in Exhibit I attached hereto and incorporated herein by reference (the “Assumed Contracts”), there are no management, service, supply and maintenance agreements, equipment leases, or other contracts and agreements with respect to or affecting the Property as of the date of this Contract which will be binding on Buyer from and after the Closing.

(f) To Seller’s actual knowledge and except as set forth in any reports delivered by Seller to Buyer, Seller has not received any written notice from governmental authorities advising Seller of any violation of any law or regulation applicable to the Property which has not been cured, including, without limitation, any applicable laws or regulations relating to zoning, building code or the presence, now or in the past, on, under or affecting the Property of asbestos, mold, lead, radon or hazardous material, waste or substances in violation of applicable law, which remains uncured.  As used in this Contract, hazardous material, waste or substances means material, waste or substances which pose a serious hazard to human health and the use, generation, processing, storage, release, discharge and presence thereof is regulated by the State or the United States of America.

(g) Except as set forth in Exhibit J attached hereto and incorporated herein by reference, to the Seller’s actual knowledge, there is not now pending nor has there been threatened in writing, any action, suit or proceeding against or affecting Seller or the Property before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding, upon consummation of the sale contemplated hereby to Buyer or otherwise, may reasonably be expected to have a material adverse effect on the business or prospects of or on the condition or operations of the Property, or would interfere with Seller's ability to consummate the transactions by this Contract.

(h) Seller is not a “foreign person” as defined by the Internal Revenue Code (“IRC”), Section 1445.  Seller will execute and deliver to Buyer at Closing an affidavit or certification in compliance with IRC Section 1445.

(i) Seller is in compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 23, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”).

(j) Seller has not filed any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law relating to bankruptcy or insolvency, nor has any such petition been filed against Seller.

(k) Seller has not granted to any third-party other than Buyer any right or option to purchase the Property (or any portion thereof Property).  Seller has not transferred nor agreed to transfer any development or air rights pertaining to the Property.

(l) Seller is not a party to any union contracts, collective bargaining agreements, labor agreements or employee benefit plans with respect to the use or operation of the Property.

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11.4 Knowledge Standard

Any representations and warranties made to the actual knowledge of Seller shall be deemed to be the current, conscious knowledge of Pat Gniadek, the Senior Vice President for Investments, and Sarah Mathewson, the Senior Vice President for Operations for the region in which the Property is located, without imputation of knowledge or duty of any investigation or inquiry.

11.5 Limitations

Seller shall not be liable to Buyer for any representation or warranty which is untrue at the time of Closing and with respect to which Buyer had actual knowledge thereof at that time; provided, however, if Buyer obtains knowledge of any matters between the date hereof and the Closing, which matters cause Seller’s representations and warranties not to be true and correct in any material respect,  Buyer may (x) terminate this Contract and receive a return of the Deposit from Escrow Agent, or (y) if such untrue statement is a result of a willful and material breach by Seller, Buyer shall have the right to exercise the remedy set forth in clause (i) of Section 8.1.  Furthermore, any claim for a breach of representation and warranty by Seller must be commenced within six (6) months after Closing.  No single claim may be brought against Seller unless the amount of the claims exceeds Fifty Thousand Dollars ($50,000), and Seller’s liability for all claims, in the aggregate, shall be capped at Five Hundred Thousand Dollars ($500,000), which sum shall be Seller’s sole liability.  The provisions of this Section 11.3 shall survive the Closing.

11.6 Representations and Warranties of Buyer

Buyer hereby represents and warrants to Seller as of the date hereof and as of the Closing Date as follows:

(a) This Contract and all documents executed by Buyer that are to be delivered to Seller at the Closing are, or at the time of Closing will be, duly authorized, executed and delivered by Buyer.  This Contract and such documents are, or at the Closing will be, legal, valid, and binding obligations of Buyer, and do not, and, at the time of Closing will not, violate any provisions of any agreement or judicial order to which Buyer is a party or to which it is subject.

(b) There are no proceedings pending or, to Buyer’s knowledge, threatened against him in any court or before any governmental authority or any tribunal which, if adversely determined, would have a material adverse effect on his ability to purchase the Property or to carry out his obligations under this Contract.

(c) Buyer shall indemnify and defend Seller against and hold Seller harmless from any and all losses, costs, damages, liabilities and expenses (including, without limitation, reasonable counsel fees) arising out of any breach by Buyer of his representations and warranties hereunder.

(d) Buyer is in compliance with the Orders.
ARTICLE 12. OPERATIONS
12.1 Operational Covenants

(a) Between the date hereof and the Closing, Seller agrees hereby that it will maintain and rent the Property in its customary manner in accordance with practices currently in effect.  Seller agrees not to enter into any Leases of greater than twenty-four months (unless so required by law).

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Until the Closing Date, Seller shall maintain insurance on the Premises as currently insured.  Seller agrees to apply or cause to be applied any of the security deposits under the Leases only in the ordinary course of business consistent with Seller’s past practices.

(b) Seller shall not remove any material item of the Personal Property from the Premises unless the same is obsolete and is replaced by tangible personal property of equal or greater utility and value.

(c) Seller shall not without the prior written consent of Buyer, which consent shall not be unreasonably withheld, enter into any contract (but excluding leases entered into in the ordinary course of business) which could bind Buyer or the Property after the Closing unless the same may be canceled on thirty (30) days’ notice at no cost.  Failure of Buyer to respond within three (3) business days of written request from Seller for consent shall be deemed consent by Buyer.

(d) Seller will give Buyer prompt notice of the commencement prior to Closing of any litigation affecting the Property that would impair Seller’s right to sell the Property or be binding upon Buyer.
(e) All of Seller’s and Seller’s manager’s on-site employees shall have their employment at the Property terminated as of the Closing Date.
(f) Seller will not voluntarily create any lien or encumbrance to attach to the Property.
12.2 Operating Contracts

(a) Not later than seven (7) business days after the date hereof, Buyer shall give Seller notice specifying any operating contracts currently in place at the Property (excluding any property management agreements, or master agreements between Seller and the respective vendor that cover the Property and other properties of Seller and its affiliates) which Buyer elects to assume (the “Operating Contracts”), if any.

(b) Buyer shall assume all of the Operating Contracts and the Assumed Contracts.

(c) If any assignment of an Operating Contract requires the consent of the vendor and Seller is unable to obtain the required consent, then the Operating Contract shall be terminated by Seller at its expense.

(d)Seller has executed a contract with Pisapia Electric (the “Construction Contract”) for certain electrical work to be performed on the Property (the “Work”) in the amount of $29,400.00.  In the event that the Work is not completed prior to the Closing Date, Seller shall assign the Construction Contract to Buyer and shall Buyer shall receive a credit against the Purchase Price for the cost of the portion of the Work that remains and has yet to be paid for, based on a statement from the contractor.  After the Closing, Seller shall not have any liability or obligation whatsoever with respect to the Work.

(e)Buyer acknowledges that Seller is required to record a covenant obligating the Buyer and any successor in title to maintain the tribute located on the Property to the family that was responsible for the original development of the Property (the “Tribute”).  The Tribute is reflected in the Deed as well as in the Maintenance Covenant attached hereto as Exhibit L, which shall be recorded at the Closing.

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ARTICLE 13. CLOSING ADJUSTMENTS AND COSTS
13.1 Adjustments and Pro-rated Items

(a) General.  Except as otherwise expressly set forth in this Article 13, all items of income and expense at the Property that are customarily prorated, including real estate taxes, personal property taxes and assessments, utility bills, rents and other income, operating expenses, and Operating Contract payments (under Operating Contracts assumed by Buyer), shall be prorated through escrow with all items of income and expense allocated (i) to Seller for the period up to the Closing Date, and (ii) to Buyer for the period from and after the Closing Date.

(b) Real Estate Taxes and Special Assessments.  If Closing occurs before the current year's tax or assessment bills are available, an estimated proration shall be made on the most recent assessed value and the current tax or assessment rates.  Within thirty (30) days after receipt of the current year’s tax or assessment bill, Buyer shall deliver a copy to Seller and Buyer shall refund to Seller any amount overpaid by Seller or Seller shall pay to Buyer the amount of any deficiency in the proration.  If an estimated proration was made, the provisions of this subsection 13.1(b) shall survive the Closing Date for a period of thirty (30) days following issuance of the current year’s tax or assessment bill.

(c) Utilities.

(i) Seller shall terminate all utility accounts in its name as of the Closing Date.  Any deposits in connection with such utility accounts shall be released to Seller and shall not be assigned to Buyer at Closing.  Buyer shall arrange to have all necessary utility accounts opened and deposits made in Buyer’s name as of the Closing Date.  To the extent utilities are in the name of any tenant, Buyer shall notify the utility providers that, as of the Closing Date, upon the termination of any utilities in the name of any tenant, the utility service shall revert to Buyer and Seller shall have no liability therefor.

(d) Uncollected Rents.

(i) Any amounts characterized as rents or additional rents under the Leases, including any charges or fees charged to tenants, that have accrued but remain uncollected by Seller as of the Closing Date (the “Uncollected Rents”) shall not be prorated.  For a period of twelve (12) months following the Closing Date, Buyer agrees to bill tenants of the Property for the Uncollected Rents and the Uncollected Utilities (collectively, the “Uncollected Receivables”) and to take any additional actions reasonably requested by Seller to collect the Uncollected Receivables, but Buyer shall not be obligated to (i) incur any out‑of‑pocket third party expense in connection with such actions (unless Seller has agreed to reimburse the same), or (ii) take any action to terminate a tenancy.

(ii) If and only if a tenant is current in the payment of all rents accruing from and after the Closing Date, Buyer shall pay to Seller the Uncollected Receivables as and when collected by Buyer.  Seller reserves the right to bring suit against tenants of the Property to collect Uncollected Receivables owed to Seller, but Seller shall not, subsequent to Closing, bring suit for possession of the premises occupied by such tenants.

(iii) Buyer’s obligation to bill and collect Uncollected Receivables under subsections 13.1(c) and 13.1(d) shall survive for a period of twelve (12) months following the Closing Date.

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(e) Operating Expenses. All operating expenses of the Property, including the cost of licenses, permits, and association fees, if any, shall be prorated.

(f) Brokerage Commissions.  On the Closing Date, Seller shall give Buyer a credit for any unpaid obligations for brokerage commissions or finders’ fees incurred in connection with any Lease pursuant to which the tenant has commenced occupancy prior to the Closing Date.

(g) Insurance Premiums.  Insurance premiums shall not be prorated.  Neither insurance policies nor, except as contemplated in Article 5, any claims or amounts payable under insurance policies will be assigned to Buyer.  Seller shall be entitled to all refunds of any premiums for insurance policies maintained by Seller with respect to the Property.

(h) Non-refundable Deposits.  Non-refundable fees or deposits, including pet deposits, amenity fees, pet fees, application fees, or parking fees, paid by tenants to Seller prior to the Closing Date shall not be prorated.  Buyer shall receive a credit for all Security Deposits, together with accrued interest as required by the Leases or by law.

13.2 True-Up

On or prior to the ninetieth (90th) day following the Closing Date (the “Re-Adjustment Deadline”), Seller and Buyer shall make a one-time readjustment, if necessary, to the proration of income and expenses at Closing in accordance with Section 13.1.  To facilitate such readjustment, Buyer shall provide to Seller updated operating statements (including an updated rent roll and accounts receivable roll-up from the Closing Date to the date of such readjustment) for the Property not less than five (5) business days prior to the Re-Adjustment Deadline.    Except as otherwise specified, the provisions of Section 13.1 and 13.2 shall survive the Closing until the later of the Re-Adjustment Deadline, or the date that Buyer and Seller complete the readjustment pursuant to this Section 13.2.

13.3 Closing Costs

Except as hereinafter specifically provided, Seller and Buyer shall allocate all closing costs between them in accordance with standard practice in the local jurisdiction in which the Property is located.  Each of Seller and Buyer shall be responsible for preparing such documents as it is obligated to deliver pursuant to Article 5 hereof and for its or his own legal expenses.  Seller and Buyer agree to allocate closing costs as follows:

(i)Transfer taxes shall be paid by Seller.

(ii)Buyer shall pay the premium for Buyer’s Title Policy.

(iii)Expenses for the Survey shall be paid by Seller and the costs of any updates to the same shall be paid by Buyer.

(iv)The cost of preparation and recordation of any releases and termination statements required to clear title to the Property shall be paid by Seller.

(v)The cost of recordation of the Deed shall be paid by Buyer.

(vi)Escrow charges, if any, shall be shared equally by Seller and Buyer.

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13.4 Closing Statement

The Closing Statement shall be prepared by Escrow Agent at the Closing and shall set forth the manner of computation of the closing adjustments and costs.

ARTICLE 14. BROKER
14.1 Indemnity

Each party represents hereby to the other that it dealt with no broker in the consummation of this Contract except for NAI Hunneman Commercial (“Broker”), and each party indemnifies the other from any claim arising from the breach of such representation by the indemnifying party.  This indemnity shall survive Closing.

14.2 Payment of Commission

Any commission due  Broker shall be paid by Seller, through the Escrow upon the Closing, as provided in a separate agreement between Seller and Broker, and Escrow Agent shall obtain and provide to Buyer and Seller a receipt from Broker at Closing.

ARTICLE 15. MISCELLANEOUS PROVISIONS
15.1 Recording

It is agreed hereby that this Contract shall not be filed for recording with any governmental body.

15.2 Notice

Any notice, consent or approval required or permitted to be given under this Contract shall be in writing and shall be deemed to have been given upon (i) hand delivery, (ii) one business day after being deposited with Federal Express or another reliable overnight courier service for next day deliver, (iii) upon facsimile or e-mail  transmission (except that if the date of such transmission is not a business day, then such notice shall be deemed to be given on the first business day following such transmission), or (iv) two business days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as follows:

To Seller:c/o AvalonBay Communities, Inc.
Attention:  Patrick Gniadek, Vice President, Investments
AvalonBay Communities, Inc.
Ballston Tower
671 N. Glebe Road, Suite 800
Arlington, Virginia 22203
Fax: 703-329-1459
Email:  pat_gniadek@avalonbay.com

With copies to:c/o AvalonBay Communities, Inc.
Attention:  Legal Department
Ballston Tower
671 N. Glebe Road, Suite 800
Arlington, Virginia 22203
Fax:  (703) 329-4830
Email: brian_lerman@avalonbay.com

and to:Goulston & Storrs
400 Atlantic Avenue
Boston, Massachusetts  02110
Attention:  Steven Schwartz, Esq.
Fax:  (617) 574-4112
Email: sschwartz@goulstonstorrs.com

To Buyer:Residences at Captain Parker, LLC
39 Brighton Avenue
Boston, MA  02134
Fax No.: (617)  780-0039
Email:  cvaleri@thehamiltoncompany.com
Attention: Carl Valeri

With a copy to:Saul Ewing LLP
131 Dartmouth Street, Suite 501

Boston, MA  02116
Fax No.: (617) 912-0920
Email:  smichael@saul.com
Attention:  Sally E. Michael

To Escrow Agent:Commonwealth Land /Chicago Title

265 Franklin Street, 8th Floor

Boston, MA  02110

Fax:  _______________________

Attention:  Philip Tanner

e-mail:  _______________________

or such other address as either party may from time to time specify in writing to the other.

15.3 Captions

The captions in this Contract are inserted only for the purpose of convenient reference and in no way define, limit or prescribe the scope or intent of this Contract or any part hereof.

15.4 Successors and Assigns
(a) This Contract shall be binding upon the parties hereto and their respective successors and assigns.

(b) Subject to Buyer’s right to assign this Contract, without first obtaining the prior written approval of Seller to an affiliate of Buyer, in which case Buyer shall remain up to the Closing fully liable hereunder but upon providing Buyer with notice of such assignment to such affiliate no later than five (5) business days prior to the Closing), Buyer may not assign this Contract nor any of the rights or benefits thereof including, without limitation, the benefit of the representations and warranties

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contained in Article 11 hereof, to any third party either before or after the Closing without the written consent of Seller which may be given or withheld in Seller’s sole discretion, and any such unauthorized attempted assignment shall be null and void.  As used herein, an affiliate is a person or entity controlled by, under common control with, or controlling another person or entity.

15.5 Governing Law

The laws of the state, commonwealth, or federal district in which the Property is located (the “State”) shall govern the validity, construction, enforcement and interpretation of this Contract.

15.6 Multiple Counterparts

This Contract may be executed in any number of identical counterparts.  If so executed, each of such counterparts shall constitute this Contract.  In proving this Contract, it shall not be necessary to produce or account for more than one such counterpart. This Contract may be executed by facsimile signatures or electronic delivery of signatures which shall be binding on the parties hereto.  The parties agree to deliver original signatures as soon as reasonably practical thereafter.

15.7 Entire Agreement

The parties understand and agree that their entire agreement is contained herein and that no warranties, guarantees, statements, or representations shall be valid or binding on a party unless set forth in this Contract.  It is further understood and agreed that all prior understandings and agreements heretofore had between the parties are merged in this Contract which alone fully and completely expresses their agreement and that the same is entered into after full investigation, neither party relying on any statement or representation not embodied in this Contract.  This Contract may be changed, modified, altered or terminated only by a written agreement signed by the parties hereto.

15.8 Post Closing Obligations

After the Closing, Seller and Buyer shall cooperate with one another at reasonable times and on reasonable conditions and shall execute and deliver such instruments and documents as may be necessary in order fully to carry out the intent and purposes of the transactions contemplated hereby.  Except for such instruments and documents as the parties were originally obligated to deliver by the terms of this Contract, such cooperation shall be without additional cost or liability.  The provisions of this section shall survive the Closing and delivery of the Deed.

15.9 Waiver of Jury Trial

EACH OF SELLER AND BUYER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT EITHER OR BOTH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS CONTRACT OR ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

15.10 Additional Offers

Seller shall not negotiate with, accept “back up” offers from, or enter into a binding or non-binding agreement with, any other party with respect to the purchase and sale of the Property.

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15.11 Like-Kind Exchange

Each party agrees to cooperate reasonably with the other party in effecting an exchange transaction which includes the Property pursuant to Section 1031 of the United States Internal Revenue Code, provided that any exchange initiated by either party shall be at such party’s sole cost and expense, nor delay the Closing.  In addition, the initiating party shall indemnify and hold the other party harmless from any and all cost, expense or liability incurred solely as a result of the other party accommodating such tax deferred exchange.  The provisions of this paragraph shall survive the Closing indefinitely.

15.12 Time of the Essence

Time is of the essence of this Contract.  As used in this Contract, the term “business day” shall mean any day other than a Saturday, Sunday or recognized federal holiday or a recognized state holiday of the State.  If the last date for performance by either party under this Agreement occurs on a day which is not a business day, then the last date for such performance shall be extended to the next occurring business day.

15.13 Attorneys’ Fees.

In the event of any controversy, claim or dispute between the parties affecting or relating to the subject matter or performance of this Contract, the prevailing party shall be entitled to recover from the nonprevailing party all of its or his reasonable expenses, including reasonable attorneys’ and accountants’ fees.

ARTICLE 16. CONFIDENTIALITY

Buyer agrees to hold all materials and information related to the Property and this transaction, including the existence and terms of this Contract, whether received from Seller, third parties, or generated by Buyer, in the strictest confidence and not disclose the same to any third parties; provided, however, Buyer may disclose such information for use only in connection with evaluating this transaction to his employees, consultants, attorneys, potential investors, potential lenders and their advisors, representatives and agents so long as such persons are informed by Buyer of the confidential nature of such information and are directed by Buyer to treat such information confidentially.  If this Contract is terminated prior to the Closing Date, all such confidences shall continue to be maintained.  In the event this Contract is terminated,  Buyer and his employees, consultants, advisors, attorneys, and agents shall deliver to the Seller, upon request, all documents and other materials, and all copies thereof, obtained from Seller or its agents in connection with this Contract.  By execution of this Contract, Escrow Agent hereby agrees to maintain the existence of this Contract and the nature and details of the transaction contemplated hereby in confidence, unless Escrow Agent is required by law to disclose some or all of such information.

ARTICLE 17. DUTIES AND RESPONSIBILITIES OF ESCROW AGENT
17.1 Application of Deposit

Escrow Agent shall deliver the Deposit to Seller or Buyer promptly after receiving a joint written notice from Seller and Buyer directing the disbursement of the same, such disbursement to be made in accordance with such direction.  If Escrow Agent receives written notice from Buyer or Seller that the party giving such notice is entitled to the Deposit, which notice shall describe with reasonable specificity the reasons for such entitlement, then Escrow Agent shall (i) promptly give notice to the other party of  Escrow Agent’s receipt of such notice enclosing a copy of such notice and (ii) subject to the provisions of

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the following section, on the tenth (10th) business day after the giving of the notice referred to in clause (i) above, deliver the Deposit to the party claiming the right to receive it.

17.2 Dispute

If Escrow Agent shall be uncertain as to its duties or actions hereunder or shall receive instructions or a notice from Buyer or Seller which are in conflict with instructions or a notice from the other party or which, in the reasonable opinion of Escrow Agent, are in conflict with any of the provisions of this Contract, it shall not disburse the Deposit and shall take any of the following courses of action:

(a) Hold the Deposit (and any other documents received by Escrow Agent) as provided in this Contract and decline to take any further action until Escrow Agent receives a joint written direction from Buyer and Seller or any final, non-appealable order or judgment of a court of competent jurisdiction directing the disbursement of the Deposit (and, if applicable such other documents), in which case Escrow Agent shall then disburse the Deposit (and, if applicable, such other documents) in accordance with such direction;

(b) In the event of litigation between Buyer and Seller, Escrow Agent may deliver the Deposit (and any other documents received by Escrow Agent) to the clerk of any court in which such litigation is pending; or

(c) Escrow Agent may deliver the Deposit (and any other documents received by Escrow Agent) to a court of competent jurisdiction and therein commence an action for interpleader, the cost thereof to Escrow Agent to be borne by whichever of Buyer or Seller does not prevail in the litigation.

17.3 Liability; Miscellaneous

(a) Escrow Agent shall not be liable for any action taken or omitted in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Contract and it may rely, and shall be protected in acting or refraining from acting in reliance upon an opinion of counsel and upon any directions, instructions, notice, certificate, instrument, request, paper or other documents believed by it to be genuine and to have been made, sent, signed or presented by the proper party or parties.  In no event shall Escrow Agent’s liability hereunder exceed the aggregate amount of the Deposit.  Escrow Agent shall be under no obligation to take any legal action in connection with the Deposit or this Contract or to appear in, prosecute or defend any action or legal proceedings which would or might, in its sole opinion, involve it in cost, expense, loss or liability unless, in advance, and as often as reasonably required by it, Escrow Agent shall be furnished with such security and indemnity as it finds reasonably satisfactory against all such cost, expense, loss or liability.  Notwithstanding any other provision of this Contract, Buyer and Seller jointly indemnify and hold harmless Escrow Agent against any loss, claims, liabilities, actions, suits or proceedings at law or in equity, or other expenses incurred without bad faith on its part and arising out of or in connection with its services under the terms of this Contract, including, without limitation, attorneys’ fees and the cost and expense of defending itself against any claim of liability.

(b) Escrow Agent shall not be bound by any modification of this Contract affecting Escrow Agent’s duties hereunder unless the same is in writing and signed by Buyer, Seller and Escrow Agent.  From time to time on or after the date hereof, Buyer and Seller shall deliver or cause to be delivered to Escrow Agent such further documents and instruments that fall due, or cause to be done such further acts as Escrow Agent may reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of

8457297.7

this Contract, to evidence compliance with this Contract or to assure itself that it is protected in acting hereunder.

(c) Unless otherwise agreed in writing by Buyer and Seller, Escrow Agent shall serve hereunder without fee for its services as escrow agent, but shall be entitled to reimbursement for expenses incurred hereunder, which expenses shall be paid and borne equally by Buyer and Seller, unless such expenses are associated with litigation between Buyer and Seller, in which event they shall be borne by the party that does not prevail in the litigation.  Escrow Agent agrees that it will not seek reimbursement for the services of its employees or partners, but only for its actual and reasonably incurred out of pocket expenses.

(d)Buyer and Seller hereby agree that Escrow Agent may rely on facsimile and/or electronic transmissions of instructions made, sent, signed or presented by or on behalf of Buyer and/or Seller.

(e)Escrow Agent shall not be required to invest or disburse any funds that are not collected funds.  Without limitation, Escrow Agent shall not be liable for any loss or impairment of funds deposited in escrow in the course of collection or while on deposit with a financial institution resulting from failure, insolvency or suspension of such financial institution.

IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and date first written above.

SELLER:

AVALON II MASSACHUSETTS VALUE I, L.P.,

a  Delaware limited partnership

By:AvalonBay Fund II Subsidiary GP, LLC,

a  Delaware limited liability company,

its General Partner

By:AvalonBay Value Added Fund II, L.P.,

a  Delaware limited partnership

its Sole Member

By:AvalonBay Capital Management II, LLC,

a  Delaware limited liability company,

its General Partner

By:AvalonBay Communities, Inc.,

a  Maryland corporation,

its Sole Member

By:

Name:

Title:

BUYER:     RESIDENCES AT CAPTAIN PARKER, LLC

By:___________________________

     Harold Brown, Manager

ESCROW AGENT:

COMMONWEALTH LAND/CHICAGO TITLE

By:_______________________________

Name:    Philip Tanner

Title:

8457297.7

EXHIBIT A

DESCRIPTION OF REAL PROPERTY

Lot 14 as more particularly described as follows:

ALTA Commitment (6-17-06)
Commitment Page 4
Commitment Number: 3020-740957

Northwesterly, by the southeasterly lline of Waltham Street, seven hundred fourteen and 17/100 (714.17) feet;

Northerly, by a curving line at the junction of said Waltham Street and Worthen Road, as shown on a plan hereinafter-mentioned, fifty and 42/100 (50.42) feet;

Northeasterly, by said Worthen Road, six hundred thirty-six and 57/100 (636.57) feet;

Southeasterly, by Lot 15 as shown on the plan hereinafter-mentioned, one hundred ninety-five and 54/100 (195.54) feet;

Southerly, by Lot 11 as shown on the plan hereinafter-mentioned, twenty-four and 35/100 (24.35) feet;

Southerly, by said Lot 11 as shown on said plan, four hundred fifty-five and 54/100 (455.54) feet;

Southwesterly, by the centerline of a ditch as shown on said plan and by land now or formerly of Louis J. Carter by four (4) lines totaling two hundred forty-eight and 23/100 (248.23) feet;

Northwesterly, fifteen and 50/100 (15.50) feet; and

Southwesterly, one hundred and forty (140) feet, by land now or formerly of Louis J. Carter.

Said parcel is shown as Lot 14 on Land Court Plan No. 27677-G, which is filed with Certificate of Title No. 113382 in Registration Book 697, Page 32.

Said parcel is together with the benefit of an easement for the purposes of maintaining, repairing and replacing a transformer, together with all wiring thereto as reserved in a Deed of premises adjoining the above-described parcel, which Deed is from the Trustees of The T&N Realty Trust to B. Roy Carlson and Barbara A. Carlson, filed with the Middlesex South Registry District as Document No. 580362.

LOT 17:

That certain parcel of land located in Lexington, in the County of Middlesex, Commonwealth of Massachusetts, together with the buildings and improvements thereon, which parcel of land is shown as Lot 17, Ryder Lane, on Land Court Plan No. 27677-H, which is filed with Certificate of Title No. 113382 in Registration Book 697, Page 32.

First American Title Insurance Company

A-1

8457297.7

EXHIBIT B

PERSONAL PROPERTY INVENTORY

B-1

8457297.7

B-2

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EXHIBIT C

RENT ROLL

Property ID	Building ID	Unit ID	Primary Resident	Unit Type	Legacy Unit Type	Unit Amenity(s) Description	Square Footage	Lease Status	Unit Status	Leased Rent	Total Concession	Effective Rent	All Other Recurring Fees	Move In Date	Lease Term	Apply Date	Lease Begin Date	Lease End Date
MAB01	008	2	Kim, Hee Suk	2	B1	1st Floor, B1, Ground Floor, Partial Renovation	1000	Current	Occupied	$1,906.00	$0.00	$1,906.00	$0.00	12/10/2013	11	11/30/2013	12/10/2014	11/09/2015
MAB01	008	21	VACANT AVAILABLE	2	B2	2nd Floor, B2, White Cabinets	1090	Vacant Available	Vacant Available	$0.00	$0.00	$0.00						
MAB01	008	22	Terada, Shinichiro	2	B1	2nd Floor, B1, Partial Renovation	1000	Current	Notice Available	$2,590.00	$0.00	$2,590.00	$0.00	08/22/2014	12	08/15/2014	08/22/2014	08/21/2015
MAB01	008	23	Keane, David	2	B2	2nd Floor, B2, White Cabinets	1090	Current	Occupied	$2,963.00	$0.00	$2,963.00	$100.00	06/30/2015	12	05/16/2015	06/30/2015	06/29/2016
MAB01	008	24	Bao, Weimin	2	B1	2nd Floor, B1, Partial Renovation	1000	Current	Occupied	$2,470.00	$0.00	$2,470.00	$0.00	08/11/2011	12	07/31/2011	08/29/2015	08/28/2016
MAB01	009	1	VACANT AVAILABLE	2	B1	1st Floor, B1, Ground Floor, Partial Renovation	1000	Vacant Available	Vacant Available	$0.00	$0.00	$0.00						
MAB01	009	11	Ma, Xingwei	2	B1	1st Floor, B1, Partial Renovation	1000	Current	Occupied	$2,556.00	$0.00	$2,556.00	($90.00)	08/02/2014	24	07/26/2014	07/02/2015	07/01/2017
MAB01	009	12	Wen, Qianli	2	B1	1st Floor, B1, Partial Renovation	1000	Current	Occupied	$2,635.00	$0.00	$2,635.00	$0.00	06/13/2015	12	06/09/2015	06/13/2015	06/12/2016
MAB01	009	14	Nakka, Srini	2	B1	1st Floor, B1, Partial Renovation	1000	Current	Occupied	$2,275.00	$0.00	$2,275.00	$0.00	08/22/2014	12	07/26/2014	08/22/2015	08/21/2016
MAB01	009	15	Seo, Dongwook	2	B1	1st Floor, B1, Partial Renovation	1000	Current	Occupied	$2,371.00	$0.00	$2,371.00	$50.00	08/15/2008	24		09/01/2013	08/31/2015
MAB01	009	2	Chutake, Jayant	2	B1	1st Floor, B1, Ground Floor, Partial Renovation	1000	Current	Occupied	$1,820.00	$0.00	$1,820.00	$0.00	11/29/2014	12	11/22/2014	11/29/2014	11/28/2015
MAB01	009	21	VACANT AVAILABLE	2	B1	2nd Floor, B1, Partial Renovation	1000	Vacant Available	Vacant Available	$0.00	$0.00	$0.00						
MAB01	009	22	Boinov, Zdravko	2	B1	2nd Floor, B1, Partial Renovation	1000	Current	Occupied	$1,945.00	$0.00	$1,945.00	$0.00	03/08/2014	24	01/23/2014	03/08/2014	03/07/2016
MAB01	009	23	Ben Hadj Miled, Mohammed Khames	2	B1	2nd Floor, B1, Partial Renovation	1000	Current	Occupied	$2,068.00	$0.00	$2,068.00	$0.00	07/25/2013	12	06/26/2013	07/25/2015	07/24/2016
MAB01	009	24	Moiseev, Artyom	2	B1	2nd Floor, B1, Partial Renovation	1000	Current	Occupied	$2,160.00	$0.00	$2,160.00	$0.00	02/28/2014	24	01/29/2014	08/28/2014	08/27/2016
MAB01	011	11	Silver, Howard	1	A1	1st Floor, A1, Partial Renovation	750	Current	Occupied	$1,940.00	$0.00	$1,940.00	$0.00	04/01/2009	12		03/28/2015	03/27/2016
MAB01	011	12	Connolly, Rita	1	A1	1st Floor, A1, Partial Renovation	750	Current	Occupied	$1,886.00	$0.00	$1,886.00	$50.00	10/12/2010	12		11/01/2014	10/31/2015
MAB01	011	14	Shalpak, John	1	A1	1st Floor, A1, Partial Renovation	750	Current	Occupied	$1,861.00	$0.00	$1,861.00	$25.00	07/01/2010	MTM		08/27/2015	08/26/2015
MAB01	011	15	Neves, Marcelo	1	A1	1st Floor, A1, Partial Renovation	750	Current	Occupied	$2,025.00	$0.00	$2,025.00	$50.00	05/22/2015	12	04/17/2015	05/22/2015	05/21/2016
MAB01	011	21	Middleton, John	1	A1	2nd Floor, A1, Partial Renovation	750	Current	Occupied	$2,200.00	$0.00	$2,200.00	$75.00	05/08/2015	12	05/02/2015	05/08/2015	05/07/2016
MAB01	011	22	Slazik, Paul	1	A1	2nd Floor, A1, Partial Renovation	750	Current	Occupied	$2,090.00	$0.00	$2,090.00	$0.00	07/14/2015	10	06/19/2015	07/14/2015	05/13/2016
MAB01	011	23	Paquette, Andrea	1	A1	2nd Floor, A1, Partial Renovation	750	Current	Occupied	$1,783.00	$0.00	$1,783.00	$0.00	10/01/2011	10	07/31/2011	04/01/2015	01/31/2016
MAB01	011	24	Murray, Robert	1	A1	2nd Floor, A1, Partial Renovation	750	Current	Occupied	$1,880.00	$0.00	$1,880.00	$0.00	12/15/1993	11		03/28/2015	02/27/2016
MAB01	015	15	Zadalis, Aaron	1	A1	1st Floor, A1, Bungalow, White Cabinets	750	Current	Occupied	$1,738.00	$0.00	$1,738.00	$0.00	02/28/2015	11	02/07/2015	02/28/2015	01/27/2016

C-1

8457297.7

B-2

8457297.7

EXHIBIT D

FORM OF DEED

QUITCLAIM DEED

AVALON II MASSACHUSETTS VALUE I, L.P., a Delaware limited partnership, having an address of Ballston Tower, 671 N. Glebe Road, Suite 800, Arlington, Virginia 22203 (“Grantor”) for consideration paid and in full consideration of _________________________ Dollars ($_______________)  grants to _____________________________________, a _____________, with an address of

____________________________ ("Grantee"), with QUITCLAIM COVENANTS, those certain parcels of land with the buildings thereon situated in Lexington, Middlesex County, Massachusetts, more particularly described in Exhibit A attached hereto and made a part hereof (the "Property").

The Property currently includes a tribute to members of the family that owned the beneficial interests in the entities that originally constructed and operated the improvements on the Premises, in the location and as shown on the sketch plan attached hereto as Exhibit B (the “Tropeano Family Tribute”).  The Property is being conveyed subject to the obligation that Grantee and its successors and assigns shall maintain the Tropeano Family Tribute in good condition and repair and in compliance with applicable law for so long as the Property is used for multi-family residential purposes, as set forth on the instrument recorded herewith.

The Property is conveyed subject to, and with the benefit of, all matters of record to the extent the same are in force and applicable.

For Grantor's title see deed filed with the Middlesex County South Registry District of the Land Court as Document No. 1572274. See also Certificate of Title No. 249627.

WITNESS the execution hereof under seal as of the _____ day of __________, 2015.

AVALON II MASSACHUSETTS VALUE I, L.P.,

a  Delaware limited partnership

By:AvalonBay Fund II Subsidiary GP, LLC,

a  Delaware limited liability company,

its General Partner

By:AvalonBay Value Added Fund II, L.P.,

a  Delaware limited partnership

its Sole Member

By:AvalonBay Capital Management II, LLC,

a  Delaware limited liability company,

its General Partner

By:AvalonBay Communities, Inc.,

a  Maryland corporation,

its Sole Member

By:

Name:

Title:

State of Virginia

County of Suffolk

On this ____ day of ____________, 2015, before me the undersigned Notary Public, personally appeared ________________ the ________________ of AvalonBay Communities, Inc., a Maryland corporation, in its capacity as sole member of AvalonBay Capital Management II, LLC, a Delaware limited liability company, as the sole member of AvalonBay Value Added Fund II, L.P., a Delaware limited partnership, as the sole member of AvalonBay Fund II Subsidiary GP, LLC, a Delaware limited liability company, as the general partner of Avalon II Massachusetts Value I, L.P., a Delaware limited partnership, and proved to me through satisfactory evidence of identification, which was ___________________, to be the person whose name is signed on the preceding or attached documents, and acknowledged to me that ____________________ signed it voluntarily for its stated purposes in his capacity as aforesaid.

Notary Public

My Commission expires:

[Affix Official Notarial Seal]

D-1

8457297.7

EXHIBIT A

Legal Description

D-2

8457297.7

EXHIBIT E

BILL OF SALE

[_________________] (“Seller”), for and in consideration of the sum of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby bargain, sell, grant, transfer, assign, and convey to __________________________, a ___________________ (“Buyer”), its successors and assigns, for its and their own use and benefit, forever, any and all personal property owned by Seller and now at, in or upon or used in connection with the premises known as “____________”, located in the Town of __________, County of _________, and the State of ___________, and more particularly described in Exhibit A attached hereto (the “Premises”).  Said personal property to include the following:

All items of personal property owned by Seller and located on the Premises or used in connection with the ownership or operation of the Premises, described in Exhibit B attached hereto and incorporated herein by reference, including, without implied limitation, whether or not listed on Exhibit B, all furniture, fixtures, equipment, machines, apparatus, appliances, supplies and personal property of every nature and description and all replacements thereof, but expressly excluding (a) items of personal property owned by Seller and used in connection with the Property as part of Seller’s integrated systems of ownership, management and/or operations of apartment projects, such as, by way of example and without limitation, the computer software for the key track system, computer and phone systems and software, corporate licenses, and management and financial reporting systems and software, (b) utility deposits, (c) non-refundable and non-recurring deposits and (d) lump sum payments previously made under any contracts or leases.

Seller makes no warranty, express or implied, as to the condition of the personal property or its merchantability of fitness for any particular purpose.  By its acceptance of this Bill of Sale, Buyer acknowledges that it has fully inspected the personal property and Buyer accepts the same in its present use and “as is condition”.

Seller does hereby agree to warrant and defend title to said personal property other than the Trade Name and intangible property unto Buyer, its successors and assigns.

AVALON II MASSACHUSETTS VALUE I, L.P.,

a  Delaware limited partnership

By:AvalonBay Fund II Subsidiary GP, LLC,

a  Delaware limited liability company,

its General Partner

By:AvalonBay Value Added Fund II, L.P.,

a  Delaware limited partnership

its Sole Member

By:AvalonBay Capital Management II, LLC,

a  Delaware limited liability company,

its General Partner

By:AvalonBay Communities, Inc.,

a  Maryland corporation,

its Sole Member

By:

Name:

Title:

Date:  __________________, 2015

E-1

8457297.7

EXHIBIT F

ASSIGNMENT AND ASSUMPTION AGREEMENT (RE: LEASES)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made as of this _____ day of _______________, 201_, by and between _________________________, a ___________  (“Assignor”) and _________________________, a ___________ (“Assignee”).

Assignee has this date purchased from Assignor certain real property (the “Premises”), known as “___________” in Town of ___________, County of ___________, and the State of _________, all more particularly described on Exhibit A attached hereto made a part hereof, and

WHEREAS, under the terms and conditions of the Purchase and Sale Contract pursuant to which the Premises were purchased, it was contemplated that Assignor and Assignee would enter into this Assignment;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

1.Assignor hereby transfers and assigns to Assignee all right, title and interest of Assignor, if any, in and to the following described property:

(a)All leases, subleases and other occupancy agreements relating to or affecting the Premises, together with all guarantees of obligations of tenants and other parties under such leases and agreements, said leases and other agreements being more fully described in Exhibit B attached hereto and hereby made a part hereof (all together, the “Leases”); and

(b)The current outstanding balance of all security deposits, key deposits, pet deposits, and prepaid rents, together with all interest accrued thereon if payable under the Leases or applicable law, as more fully described on Exhibit C hereto but excluding any non-refundable deposits (collectively, the “Security Deposits”).

TO HAVE AND TO HOLD all of the foregoing unto the Assignee, its successors and assigns, from and after the date hereof, subject to the terms, covenants, conditions and provisions contained herein.

2.Assignee hereby accepts the foregoing assignment of the Leases and Security Deposits and does hereby covenant that with respect thereto that Assignee hereby assumes all the duties and obligations of Assignor accruing from and after the date hereof under the Leases and with respect to the Security Deposits.

3.This Agreement and the obligations of the parties hereunder shall survive the closing of the transactions referred to in the Purchase and Sale Contract, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns and shall be governed by and construed in accordance with the laws of the State of ____________ and may not be modified or amended except by written agreement signed by both parties.

IN WITNESS WHEREOF, the parties have executed this agreement under seal on the day and year first above written.

F-1

8457297.7

ASSIGNEEASSIGNOR

AVALON II MASSACHUSETTS VALUE I, L.P.,

a  Delaware limited partnership

By:AvalonBay Fund II Subsidiary GP, LLC,

a  Delaware limited liability company,

its General Partner

By:AvalonBay Value Added Fund II, L.P.,

a  Delaware limited partnership

its Sole Member

By:AvalonBay Capital Management II, LLC,

a  Delaware limited liability company,

its General Partner

By:AvalonBay Communities, Inc.,

a  Maryland corporation,

its Sole Member

By:

Name:

Title:

F-2

8457297.7

EXHIBIT G

ASSIGNMENT AND ASSUMPTION AGREEMENT (RE: CONTRACTS)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made as of this _____ day of _______________, 201_, by and between ________________________, a ________________________  (“Assignor”) and ________________________, a ________________________ (“Assignee”).

WITNESSETH:

WHEREAS, Assignee has this date purchased from Assignor certain real property (the “Premises”), known as “____________” in Town of ___________, County of _____________, and the State of ____________ all more particularly described on Exhibit A attached hereto made a part hereof, and

WHEREAS, under the terms and conditions of the Purchase and Sale Contract pursuant to which the Premises were purchased, it was contemplated that Assignor and Assignee would enter into this Assignment;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

1.Assignor hereby transfers and assigns to Assignee all right, title and interest of Assignor, if any, in and to the following described property:

(a)All those certain service, supply and maintenance agreements, equipment leases and other contracts with respect to or affecting the Premises which Buyer has elected to assume pursuant to the Purchase and Sale Contract for the Premises, all as specifically listed on Schedule “Contracts” attached hereto and made a part hereof (collectively, the “Contracts”);

(b)Any and all rights to the name “___________” (“Name”).

TO HAVE AND TO HOLD all of the foregoing unto the Assignee, its successors and assigns, from and after the date hereof, subject to the terms, covenants, conditions and provisions contained herein.

2.Assignee hereby accepts the foregoing assignment of the Contracts and Name and does hereby covenant that with respect thereto Assignee hereby assumes all the duties and obligations of Assignor accruing from and after the date hereof under the Contracts.

3.This Agreement and the obligations of the parties hereunder shall survive the closing of the transactions referred to in the Purchase and Sale Contract, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns and shall be governed by and construed in accordance with the laws of the State of _________ and may not be modified or amended except by written agreement signed by both parties.

IN WITNESS WHEREOF, the parties have executed this agreement on the day and year first above written.

ASSIGNEEASSIGNOR

AVALON II MASSACHUSETTS VALUE I, L.P.,

a  Delaware limited partnership

By:AvalonBay Fund II Subsidiary GP, LLC,

a  Delaware limited liability company,

its General Partner

By:AvalonBay Value Added Fund II, L.P.,

a  Delaware limited partnership

its Sole Member

By:AvalonBay Capital Management II, LLC,

a  Delaware limited liability company,

its General Partner

By:AvalonBay Communities, Inc.,

a  Maryland corporation,

its Sole Member

By:

Name:

Title:

G-1

8457297.7

SCHEDULE “CONTRACTS”

G-2

8457297.7

EXHIBIT H

CERTIFICATION OF NON-FOREIGN STATUS

ENTITY TRANSFEROR

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity.  To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by [__________________] (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1.Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) [or Transferor is a disregarded entity and _______ is its sole member];

3.Transferor’s U.S. employer identification number is _________________; and

4.Transferor’s office address is __________________________________________________.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this certification, and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Date:  _____________________

___________________,

a _____________

By: ___________________________

Name:

Title:

H-1

8457297.7

EXHIBIT I

Services Agreement with Comcast of Massachusetts III Inc. dated February 28, 2013.

MDU Broadband Services Agreement with RCB-BecoCom, LLC dated July 1, 2014.

I-1

8457297.7

EXHIBIT J

SCHEDULE OF LITIGATION

None.

J-1

8457297.7

EXHIBIT K

TITLE COMMITMENT

2

8457297.7

ALTA Commitment (6-17-06)

Commitment Page 1
Commitment Number: 3020-740957

ALTA Commitment Form

COMMITMENT FOR TITLE INSURANCE

Issued by

First American Title Insurance Company

First American Title Insurance Company, a Nebraska corporation ("Company"), for a valuable consideration, commits to issue its policy or policies of title insurance, as identified in Schedule A, in favor of the Proposed Insured named in Schedule A, as owner or mortgagee of the estate or interest in the land described or referred to in Schedule A, upon payment of the premiums and charges and compliance with the Requirements; all subject to the provisions of Schedules A and B and to the Conditions of this Commitment.

This Commitment shall be effective only when the identity of the Proposed Insured and the amount of the policy or policies committed for have been inserted in Schedule A by the Company.

All liability and obligation under this Commitment shall cease and terminate 180 days after the Effective Date or when the policy or policies committed for shall issue, whichever first occurs, provided that the failure to issue the policy or policies is not the fault of the Company.

The Company will provide a sample of the policy form upon request.

IN WITNESS WHEREOF, First American Title Insurance Company has caused its corporate name and seal to be affixed by its duly authorized officers on the date shown in Schedule A.

First American Title Insurance Company

FIRST AMERICAN TITLE INSURANCE COMPANY CORPORATE SEAL NEBRASKA

Dennis J. Gilmore
President

Jeffrey S. Robinson
Secretary

First American Title Insurance Company

3

8457297.7

ALTA Commitment (6-17-06)
Commitment Page 2
Commitment Number: 3020-740957

CONDITIONS

1. The term mortgage, when used herein, shall include deed of trust, trust deed, or other security instrument.

2. If the proposed Insured has or acquired actual knowledge of any defect, lien, encumbrance, adverse claim or other matter affecting the estate or interest or mortgage thereon covered by this Commitment other than those shown in Schedule B hereof, and shall fail to disclose such knowledge to the Company in writing, the Company shall be relieved from liability for any loss or damage resulting from any act of reliance hereon to the extent the Company is prejudiced by failure to so disclose such knowledge. If the proposed Insured shall disclose such knowledge to the Company, or if the Company otherwise acquires actual knowledge of any such defect, lien, encumbrance, adverse claim or other matter, the Company at its option may amend Schedule B of this Commitment accordingly, but such amendment shall not relieve the Company from liability previously incurred pursuant to paragraph 3 of these Conditions and Stipulations.

3. Liability of the Company under this Commitment shall be only to the named proposed Insured and such parties included under the definition of Insured in the form of policy or policies committed for and only for actual loss incurred in reliance hereon in undertaking in good faith (a) to comply with the requirements hereof, or (b) to eliminate exceptions shown in Schedule B, or (c) to acquire or create the estate or interest or mortgage thereon covered by this Commitment. In no event shall such liability exceed the amount stated in Schedule A for the policy or policies committed for and such liability is subject to the insuring provisions and Conditions and Stipulations and the Exclusions from Coverage of the form of policy or policies committed for in favor of the proposed Insured which are hereby incorporated by reference and are made a part of this Commitment except as expressly modified herein.

4. This Commitment is a contract to issue one or more title insurance policies and is not an abstract of title or a report of the condition of title. Any action or actions or rights of action that the proposed Insured may have or may bring against the Company arising out of the status of the title to the estate or interest or the status of the mortgage thereon covered by this Commitment must be based on and are subject to the provisions of this Commitment.

5. The policy to be issued contains an arbitration clause. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured as the exclusive remedy of the parties. You may review a copy of the arbitration rules at http://www.alta.org/.

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Commitment Number: 3020-740957

COMMITMENT FOR TITLE INSURANCE FORM

SCHEDULE A

Commitment revised 6/22/15: (Removed exceptions 13, 15 and 21 - 2011 First American Policy Owner Policy did not except, M.V.)

1. Effective Date: July 10, 2015 at 7:30 A.M.

2. Policy or Policies to be issued: Amount

   a. ALTA Owner Policy 1402.06 (06-17-06) $TBF

      Proposed Insured:
      TBF

   b. ALTA Loan Policy 1056.06 (06-17-06) $TBF

      Proposed Insured:
      TBF

3. The estate or interest in the Land described or referred to in this Commitment is:

   Fee Simple

4. Title to the estate or interest in the Land is at the Effective Date vested in:

   Avalon II Massachusetts Value I, L.P., by virtue of a Deed from Captain Parker Arms, LLC, filed with said Registry District as Document No. 1572274 creating Certificate of Title No. 249267.

   Note: The current Certificate of Title has not yet been drafted by the Land Court.

   NOTE: As used herein "recorded" shall mean "recorded in the Middlesex South Registry of Deeds," and "filed" shall mean "filed with the Middlesex South Registry District of the Land Court."

5. The Land referred to in this Commitment is described as follows:

   Real property in the City of Lexington, County of Middlesex, State of Massachusetts, described as follows:

   LOT 14:

   That certain parcel of land located in Lexington, in the County of Middlesex and Commonwealth of Massachusetts, together with the building and improvements thereon, which parcel of land is bounded and described as follows:

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COMMITMENT FOR TITLE INSURANCE FORM

SCHEDULE B

SECTION ONE

REQUIREMENTS

1. Proper instrument(s) creating the estate or interest to be insured must be approved, executed, and duly filed for record, to wit:

   a. A current Municipal Lien Certificate

   b. Deed from current owner of record to the Proposed Owner to be insured.

   c. Mortgage from the Proposed Owner to the Proposed Lender to be insured.

   NOTE: All substantive documents must contain a title reference (generally as part of the exhibit) and must have the property address written along the left-hand margin.

2. Payment to or for the account of the grantors or mortgagors of the full consideration for the estate or interest to be insured.

3. Provide to First American written proof of payment of all real estate taxes, water and sewer use charges, assessments, and any other matters with interest thereon which are disclosed by the current municipal lien certificate(s). The current seller must provide to First American a current final water and sewer reading [or, if the property is in Boston, a City Boston Water & Sewer Commission Certificate] for the premises prior to closing and proof of payment of all charges related to that reading must be submitted prior to closing. Alternatively, all such charges are to be paid at closing.

NOTE: If you are requesting this office to order the Municipal Lien Certificate, you must provide us your request in writing at least 3 weeks prior to closing.

4. Release, termination, discharge, or subordination of the following matters which appear of public record:

   a. Multifamily Mortgage, Assignment of Rents and Security Agreement from Avalon II Massachusetts Value I, L.P. to Sovereign Bank, dated August 26, 2011, filed with said Registry District as Document No. 1574971.

   b. UCC-1 Financing Statement from Avalon II Massachusetts Value I, L.P. to Sovereign Bank, filed with said Registry District as Document No. 1574972.

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5. Receipt from the current owner/seller of the premises of a properly executed Owner's Affidavit and Indemnity Agreement certifying as to the status of mechanic's lien and persons in possession in order to delete or modify Items 1 and 3 of Schedule B, Section 2 herein. If GAP coverage is required, GAP Indemnity to also be included in owners affidavit. Affidavit to be in form supplied by the Company, with no material changes.

6. Receipt from the current owner/seller of the premises of a properly executed Owner's Affidavit and GAP Indemnity Agreement Form No.: NCS-BOS.OAGIA.2009. Affidavit to be in form supplied by the Company, with no material changes.

7. Receipt of Full on ground ALTA/ACSM survey and surveyor's report, including certification from Surveyor that the property described in Exhibit A hereof is the same as that on the plan, in order to delete Item 2 of Schedule B, Section 2 herein. Survey to locate and define all recorded exceptions noted in Schedule B, section 2, and reflects matters which are satisfactory in the Company's sole discretion. The Company reserves the right to raise any such additional exceptions and/or requirements as it deems necessary upon receipt of the Survey.

8. Authority documents for all parties executing documents including the following:

Corporation:

1. Certificate of Legal Existence and Good Standing from Secretary of the Commonwealth of Massachusetts.
2. Documents to be signed by President or Vice President and Treasurer or Assistant Treasurer, or Clerk's certificate to be provided with copy of corporate resolution authorizing officers' action.
3. Certificate of incumbency for officers of corporation.
4. A Corporate Excise Tax Lien Waiver from the Massachusetts Department of Revenue is to be recorded - or - recitation in deed that the conveyance is not all or substantially all of the corporation's assets in the Commonwealth of Massachusetts. If the conveyance is all or substantially all of the assets of the corporation, a 2/3 shareholder's vote will be required.

Limited Liability Company:

1. Good standing certificate from the Secretary of the Commonwealth of Massachusetts, disclosing names of manager(s) authorized to act on behalf of company, and naming person or entity authorized to act with respect to real estate.
2. Documents are to be signed by the manager and/or person or entity authorized to act with respect to real estate AS ON FILE WITH THE MA SECRETARY OF STATE. In the alternative, a Manager's Certificate is to be recorded authorizing an alternate signatory.
3. If any LLC member or manager is a corporation, see requirements for corporations (above).

Limited Partnership:

1. Copy of Limited Partnership Agreement and all amendments.
2. Certificate of Limited Partnership and all amendments from the Secretary of Commonwealth of Massachusetts, certifying Partnership to be in full force and effect and identifying the general partners of said Partnership.
3. Certificate of Good Standing from Secretary of State in state of formation.
4. If general partner is a corporation, see requirements for corporations (above).

General Partnership:

1. Copy of general partnership agreement and all amendments.

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2. Certificate by a general partner, certifying Partnership to be in full force and effect and identifying the partners of said Partnership.
3. If any partner is a corporation, see requirements for corporation (above).

Trust:

1. Certificate to be recorded stating that the Trust is in full force and effect and has not been altered, amended or revoked, that the Trustees as set forth in Schedule A are all incumbent Trustees and as such are empowered by the Trust and have the consent of the beneficiaries to convey the insured premises.

A DEED FROM AN LLC, LLP, Business Trust, LP OR General Partnership must either be accompanied by a Corporate Excise tax lien waiver [see requirements for Corporations above], or contain one of following three statements:

i. That the transfer is not all or substantially all of the [entity's] assets in Massachusetts;

ii. That the transfer is in the ordinary course of business; or

iii. That the entity has not elected to be treated as a corporation for federal tax purposes.

9. Payment of the premiums, fees and charges for the policy.

10. The Company reserves the right to raise any such additional exceptions and/or requirements as it deems necessary upon receipt of the details of the transactions and its review of the closing documents.

11. RECORDING STANDARDS:

a. Be on white paper of sufficient weight to reproduce in registry scanners.
b. All document pages and attachments must be on paper that is no larger than 8.5 inches by 14 inches.
c. Printing shall be on one side only; double-sided pages will not be accepted.
d. Documents that contain printing, writing or other markings must be sufficiently dark in appearance to be legibly reproduced on standard registry scanners.
e. All printing and writing on a document must be of sufficient size to be legibly reproduced on standard registry scanners.
f. Margins on all sides of all document pages must be of sufficient size to be legibly reproduced on standard registry scanners.
g. The first page of all documents must contain a "recording information area" in the upper right hand corner measuring three inches from the top edge of the document and three inches from the right edge of the document that is free from all writing or printing.
h. Documents that do not comply with Formatting Standard 7 (g above) may still be recorded when attached to an official registry Document Cover Sheet or through the use of some other method adopted by the registry.

12. Additional Massachusetts Recording Information:

ACTUAL CONSIDERATION MUST BE STATED ON THE FACE OF THE DEED.

a. Massachusetts Deed Stamps Tax information:

i. Fee is calculated at $4.56/$1,000.00 of consideration noted on the face of the Deed, rounded up to the nearest $500 of consideration, net of any debt being assumed.
ii. Barnstable County properties must pay a total Deed Stamp Tax of $6.12/$1,000 of

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consideration noted on the face of the Deed.
iii. Dukes County and Nantucket County require an additional Stamp on all deeds, purchased in advance from the appropriate Land Bank Commission prior to recordation. The fee for the Stamp is 2% of the purchase price (This is in addition to the $2.28/$500.00 Deed Stamp Tax noted above). The appropriate Land Bank Commission must be contacted prior to the closing of the transaction to determine whether the tax will be due.

b. Massachusetts has no additional required forms that need to be filed with regard to Transfer Taxes.

c. There are no Mortgage Taxes in Massachusetts.

d. Recording fees in Massachusetts for common documents are as follows:
i. Deed: $125.00;
ii. Mortgage: $175.00
iii. UCC Documents: $45.00;
iv. Mortgage Discharge: $75.00 per document being discharged;
v. Plans (per sheet): $75.00;
vi. Municipal Lien Certificates: $65.00;
vii. Declaration of Trust: $225.00;
viii. All other Documents: $75.00
d. For properties with lands in both the Registered and Unregistered Land Districts of a Registry, the recording fees must be paid on each side of the Registry where documents are filed.

NOTE: WITH REGARD TO REGISTERED LAND: ALL ORIGINAL RECORDING DOCUMENTS ARE RETAINED BY THE LAND COURT AND WILL NOT BE RETURNED. CERTIFIED COPIES OF THE ORIGINALS ARE AVAILABLE FROM THE LAND COURT AT A CHARGE OF $1.00 PER PAGE.

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COMMITMENT FOR TITLE INSURANCE FORM

SCHEDULE B

SECTION TWO

EXCEPTIONS

Schedule B of the policy or policies to be issued will contain exceptions to the following matters unless the same are disposed of to the satisfaction of the Company:

1. Any facts, rights, interests, or claims that are not shown by the Public Records but that could be ascertained by an inspection of the Land or that may be asserted by persons in possession of the Land.

2. Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land and not shown by the Public Records.

3. Any Lien, or Right to a Lien, for Services, Labor or Material theretofore or hereafter furnished, imposed by law and not shown in the public records.

4. Real Estate Taxes and Municipal Charges which may constitute liens.

5. Title to and rights of the public and others entitled thereto in and to those portions of the insured premises lying within the bounds of adjacent streets, roads, and ways.

6. Rights of tenants and parties in possession under unrecorded tenancies and lease agreements.

7. Rights of others in and to the uninterrupted flow through ditch as set forth in Transfer Certificate of Title No. 113382, and as shown on Land Court Plan No. 27677-A.

8. Terms and provisions of an easement for maintaining, repairing and replacing a transformer, together with all wiring thereto, as reserved in a Deed from Alfred Tropeano and Wilbur C. Nylander, Trustees of The T & N Realty Trust (u/d/t dated June 26, 1962) to B. Roy Carlson and Barbara A. Carlson, dated January 16, 1979, filed as Document No. 580362.

9. Taking for a perpetual right and easement of a town way by the Town of Lexington, dated as of April 13, 1959, filed as Document No. 341003.

10. Easement by Torsten H. Raenstierna, Truste of The Vine Brook Realty Trust (u/d/t dated January 9, 1957) to the Town of Lexington, dated January 31, 1961, recorded in Book 9762, Page 142 and filed as Document No. 363436.

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11. a. Easement by Alfred P. Tropeano and Wilbur C. Nylander, Trustees of T & N Realty Trust (u/d/t dated June 26, 1963) to Mystic Valley Gas Company, dated October 29, 1964, filed as Document No. 412559;

    b. as affected by an assignment of easement contained in a Deed from Mystic Valley Gas Company to Boston Gas Company, dated December 20, 1973, filed as Document No. 518612.

12. Taking for a town way by the Town of Lexington, dated May 7, 1973, filed as Document No. 510655.

13. This item has been intentionally deleted.

14. Easement by Alfred P. Tropeano and Wilbur C. Nylander, Trustees of the T & N Realty Trust (u/d/t dated June 26, 1962) to New England Telephone and Telegraph Company and Boston Edison Company, dated November 17, 1977, filed as Document No. 564010.

15. This item has been intentionally deleted.

16. Order of Taking by the Town of Lexington, dated June 20, 1983, filed as Document No. 642366.

17. Decision by the Town of Lexington Board of Appeals, filed as Document No. 1451190.

18. Easement for Electric Service by Captain Parker Arms, LLC to NStar Electric Company, dated March 16, 2010, filed as Document No. 1528491.

19. This item has been intentionally deleted.

20. This item has been intentionally deleted.

21. This item has been intentionally deleted.

END OF SCHEDULE

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PRIVACY POLICY

We Are Committed to Safeguarding Customer Information

In order to better serve your needs now and in the future, we may ask you to provide us with certain information. We understand that you may be concerned about what we will do with such information – particularly any personal or financial information. We agree that you have a right to know how we will utilize the personal information you provide to us. Therefore, together with our parent company, The First American Corporation, we have adopted this Privacy Policy to govern the use and handling of your personal information.

Applicability

This Privacy Policy governs our use of the information which you provide to us. It does not govern the manner in which we may use information we have obtained from any other source, such as information obtained from a public record or from another person or entity. First American has also adopted broader guidelines that govern our use of personal information regardless of its source. First American calls these guidelines its *Fair Information Values*, a copy of which can be found on our website at www.firstam.com.

Types of Information

Depending upon which of our services you are utilizing, the types of nonpublic personal information that we may collect include:

- Information we receive from you on applications, forms and in other communications to us, whether in writing, in person, by telephone or any other means;
- Information about your transactions with us, our affiliated companies, or others; and
- Information we receive from a consumer reporting agency.

Use of Information

We request information from you for our own legitimate business purposes and not for the benefit of any nonaffiliated party. Therefore, we will not release your information to nonaffiliated parties except: (1) as necessary for us to provide the product or service you have requested of us; or (2) as permitted by law. We may, however, store such information indefinitely, including the period after which any customer relationship has ceased. Such information may be used for any internal purpose, such as quality control efforts or customer analysis. We may also provide all of the types of nonpublic personal information listed above to one or more of our affiliated companies. Such affiliated companies include financial service providers, such as title insurers, property and casualty insurers, and trust and investment advisory companies, or companies involved in real estate services, such as appraisal companies, home warranty companies, and escrow companies. Furthermore, we may also provide all the information we collect, as described above, to companies that perform marketing services on our behalf, on behalf of our affiliated companies, or to other financial institutions with whom we or our affiliated companies have joint marketing agreements.

Former Customers

Even if you are no longer our customer, our Privacy Policy will continue to apply to you.

Confidentiality and Security

We will use our best efforts to ensure that no unauthorized parties have access to any of your information. We restrict access to nonpublic personal information about you to those individuals and entities who need to know that information to provide products or services to you. We will use our best efforts to train and oversee our employees and agents to ensure that your information will be handled responsibly and in accordance with this Privacy Policy and First American's *Fair Information Values*. We currently maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

© 2001 The First American Corporation • All Rights Reserved

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EXHIBIT L

COVENANT FOR MAINTENANCE

WHEREAS,  AVALON II MASSACHUSETTS VALUE I, L.P., a Delaware limited partnership, having an address of Ballston Tower, 671 N. Glebe Road, Suite 800, Arlington, Virginia (“Owner”) is the owner of certain property in the Town of Lexington, County of Middlesex, Commonwealth of Massachusetts more particularly described on Exhibit A annexed hereto (the “Premises”);

WHEREAS, Owner has constructed on the Premises a tribute to members of the family that owned the beneficial interests in the entities that originally constructed and operated the improvements on the Premises (the “Tropeano Family Tribute”);

WHEREAS, the Tropeano Family Tribute is shown on the Plan attached as Exhibit B annexed hereto; and

WHEREAS, the Owner wishes to ensure that the Tropeano Family Tribute is maintained on the Property in accordance with the terms of this Covenant for Maintenance (this “Covenant”);

NOW, THEREFORE, the Owner hereby covenants as follows:

(1)For the maximum period allowed by law, but in no event longer than 60 years from the date hereof, and only for so long as the Premises are used for multi-family residential purposes (the “Term”), the Owner shall maintain the Tropeano Family Tribute in good condition and repair and in compliance with applicable law.  In addition, for the Term, the Owner shall include the name “Captain Parker” within any names given to the Property.  The foregoing obligations are for the benefit of, and may be enforced by, Charlene Tropeano Dorman, her children Bianca Dorman Humphries, Lydia Dorman Smith and Todd Dorman, and their heirs.

(2)Any owner of the Premises shall have liability under this Covenant solely for events that occur during the period of time it owns the Premises.

(3)The terms hereof shall run with the Premises, and be binding upon the Owner and its successors in interest, grantees and assigns for Term.

For Owner’s title, see Quitclaim Deed dated July 26, 2011, filed with the Middlesex South District County Registry District of the Land Court as Document No. 1572274.

[Signatures appear on next page]

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IN WITNESS WHEREOF the Owner undersigned has hereto set its duly authorized hand and seal this ______ day of _____________________, 2015.

AVALON II MASSACHUSETTS VALUE I, L.P.,

a  Delaware limited partnership

By:AvalonBay Fund II Subsidiary GP, LLC,

a  Delaware limited liability company,

its General Partner

By:AvalonBay Value Added Fund II, L.P.,

a  Delaware limited partnership

its Sole Member

By:AvalonBay Capital Management II, LLC, a Delaware limited liability company, its General Partner

By:AvalonBay Communities, Inc., a Maryland corporation, its Sole Member

By:_____________________Name:  Patrick J. Gniadek

Title:

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State of Virginia

County of Suffolk

On this ____ day of ____________, 2015, before me the undersigned Notary Public, personally appeared ________________ the ________________ of AvalonBay Communities, Inc., in its capacity as xxxxxxx, and proved to me through satisfactory evidence of identification, which was ___________________, to be the person whose name is signed on the preceding or attached documents, and acknowledged to me that ____________________ signed it voluntarily for its stated purposes.

____________________________Notary Public

My Commission expires: _________

[Affix Official Notarial Seal]

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EXHIBIT A

Property Description

EXHIBIT B

Tropeano Family Tribute

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